AMENDMENT AND WAIVER
TO
SECURITIES PURCHASE AGREEMENT

This Amendment and waiver (the "Amendment"), dated as of April __, 2010, is made to the Securities Purchase Agreement, dated as of December 9, 2009 (the "Purchase Agreement"), between JayHawk Energy, Inc., a Colorado corporation (the "Company") and the purchasers identified on the signatures pages thereto (the "Purchasers"). Terms used as defined terms herein and not otherwise defined shall have the meanings provided therefor in the Purchase Agreement.

WHEREAS, Section 2.1 of the Purchase Agreement provides that the Company shall sell, and the Purchasers, severally and not jointly, shall purchase, up to an aggregate of $600,000 of principal amount of Debentures for the Third Closing and the Fourth Closing, $300,000 of principal amount of Debentures for each Closing;

WHEREAS, Section 2.2(b) of the Purchase Agreement provides for certain conditions to be met by the Company for the Third Closing in order for each of the Purchasers to comply with their obligations under the Third Closing;

WHEREAS, Section 5.5 of the Purchase Agreement provides that no provision of the Purchase Agreement may be modified, supplemented or amended except in a written instrument signed by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding;

WHEREAS, the Company and the Purchasers signatory hereto (the "Signatory Purchasers"), which Signatory Purchasers (a) hold at least 67% in interest of the Securities currently outstanding wish (i) to amend Section 2.1 of the Purchase Agreement in order to (a) modify the terms and conditions of the Third Closing, as set forth herein, and (b) remove the Fourth Closing in its entirety and (ii) to waive the certain conditions to the Third Closing, as set forth in Section 2.3(b) of the Purchase Agreement;

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. Amendment to Section 2.1 of Purchase Agreement.
   (a) Third Closing. The Third Closing shall occur on April __, 2010[1] for up to an aggregate of $600,000 in principal amount of the Debentures. As such, Section 2.1(c) shall be amended and restated in its entirety to read as follows:

   "Third Closing. On or before April 20, 2010[2] (the "Third Closing Date"), upon the terms and subject to the conditions set forth herein, the Company agrees

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[1] 3 Trading Days from the date hereof.
[2] 3 Trading Days from the date hereof.

to sell, and the Purchasers, severally and not jointly, agree to purchase, six hundred thousand and no/100 dollars ($600,000.00) in principal amount of the Debentures. Upon satisfaction of the covenants and conditions set forth in Section 2.2 and 2.3, the Third Closing shall occur at the offices of WS or such other location as the parties shall mutually."

(b) Fourth Closing. The Purchase Agreement shall no longer include a Fourth Closing. As such, Section 2.1(d) shall be deleted in its entirety and any and all references to a Fourth Closing shall be disregarded in the Purchase Agreement.

2. Waiver of Closing Conditions. The Purchasers hereby waive Sections 2.3(b)(iv) and Section 2.3(b)(vii) in respect of the Third Closing.

3. Cashless Warrants. The Warrants to be issued pursuant to the Transaction Documents shall not include the "cashless exercise" provision, Section 2(c) of the Warrants (the "Cashless Provision"). For purposes of clarification, the Cashless Provision in the Warrants issued prior to the date hereof, pursuant to the Transaction Documents, shall remain in full force and effect.

4. Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Signatory Purchasers as of the date of this Amendment:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Amendment and otherwise to carry out its obligations hereunder. The execution and delivery of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection therewith. This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Bring Down. The Company expressly reaffirms that each of the representations and warranties set forth in the Purchase Agreement (as supplemented or qualified by the disclosures in any disclosure schedule to Purchase Agreement), continues to be true, accurate and complete in all material respects as of the date hereof, and except for any representation and warranty made as of a certain date, in which case such representation and warranty shall be

true, accurate and complete as of such date, and the Company hereby remakes and incorporates herein by reference each such representation and warranty as though made on the date of this Amendment.

5. Fees and Expenses. At the closing of the Additional Financing, the Company agrees to reimburse Alpha Capital Anstalt $7,500 for its legal fees and expenses in connection herewith. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

6. Public Disclosure. On or before 9:30 am (New York City time) on the first Trading Day immediately following the date hereof, the Company shall file a Current Report on Form 8-K, reasonably acceptable to the Signatory Holders disclosing the material terms of the transactions contemplated hereby and attaching this Amendment as an exhibit thereto.

7. Reference to the Purchase Agreement. On and after the date hereof, each reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Purchase Agreement, a reference to the Purchase Agreement in any such instrument or document to be deemed to be a reference to the Purchase Agreement as amended hereby.

8. Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement and the Transaction Documents shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein. Notwithstanding the foregoing, this Amendment shall be deemed for all purposes as an amendment to the Purchase Agreement as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Purchase Agreement, on the one hand, and the terms and provisions of this Amendment, on the other hand, the terms and provisions of this Amendment shall prevail.

9. Amendments and Waivers. The provisions of this Amendment can be amended or waived in the manner permitted under the Purchase Agreement.

10. Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

11. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

12. Entire Agreement. This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

JAYHAWK ENERGY, INC.

By: ____________________________

Name: Lindsay Gorrill

Title: CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO JYHW AMENDMENT]

Name of Holder: ______________________

Signature of Authorized Signatory of Holder: ______________________

Name of Authorized Signatory: ______________________

Title of Authorized Signatory: ______________________

[SIGNATURE PAGES CONTINUE]